2008 Annual Meeting of Stockholders

of Tandy Brands Accessories, Inc.

Preliminary Proxy Statement of

NSL Capital Management, LLC

Nicholas S. Levis

Evan Kagan

Quark Fund, LLC

Topwater Exclusive Fund IV

To Our Fellow Tandy Brands Accessories Stockholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders (“Stockholders”) of Tandy Brands Accessories,  Inc. (“Tandy Brands”) in connection with the solicitation of proxies by NSL Capital Management, LLC and certain of its affiliates and associates (“NSL Capital”), to be used at the 2008 Annual Meeting (the “Annual Meeting”) of Stockholders of Tandy Brands, currently planned for October 30, 2008 and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about September 12, 2008.

At the Annual Meeting, the Participants (as hereinafter defined) will seek to elect to the Board of Directors of Tandy Brands (the “Board”) – Nicholas Levis and Evan Kagan. (each a “Nominee”, and collectively, the “Nominees”), each of whom has consented to being named as a Nominee in this Proxy Statement and to serve as a director of Tandy Brands, if elected.

NICHOLAS S. LEVIS AND EVAN KAGAN URGE STOCKHOLDERS TO VOTE FOR EACH OF THEM AS DIRECTORS BY VOTING THE GOLD PROXY CARD.

The Nominees and each of the other Participants have no interest in Tandy Brands other than through the beneficial ownership (if any) of shares of Common Stock of Tandy Brands (the “Shares”)  as disclosed herein and in the Annexes hereto.

According to information provided in the preliminary proxy statement of Tandy Brands (the “Tandy Proxy Statement”) filed on Schedule 14A with the Securities and Exchange Commission on September 10, 2008, the election of the Nominees requires the affirmative vote of a plurality of the votes cast by the holders of Tandy Brands Common Stock at a meeting at which a quorum is present in person or represented by proxy. As a result, your vote is extremely important. We urge you to mark, sign, date, and return the enclosed GOLD proxy card to vote FOR the election of each Nominee.

WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY TANDY BRANDS. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE"VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

If you have any questions or require any assistance in executing your proxy, please call:

OKAPI Partners LLC
330 Madison Avenue, 9th Floor
New York, NY 10017
Stockholders call toll-free:  +1 877 79 OKAPI    (+1 877 796 5274)
Banks and Brokerage Firms call: +1 212 297 0720

Only holders of record of Tandy Brand's Common Stock voting securities as of the close of business on September 17, 2008 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the Tandy Proxy Statement, as of the Record Date, there were 6.998,200 outstanding shares of Common Stock. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of Tandy Brands held on the Record Date. As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of 475,200.00 shares of Common Stock, representing approximately 6.79% of the outstanding shares of Common Stock. The Participants and their affiliates intend to vote such shares FOR the election of the Nominees.

VOTE FOR THE NOMINEES BY USING THE ENCLOSED GOLD PROXY TO VOTE TODAY – BY TELEPHONE, BY INTERNET, OR BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU.

In addition to the Nominees (who are Nicholas Levis and Evan Kagan) the participants in the solicitation of proxies (the “Participants”) from stockholders of Tandy Brands  include the following: NSL Capital Management, LLC (“NSL Capital”) a Delaware Limited Liability Company, Quark Fund, LLC , a Delaware limited liability company (“Quark Fund”), and Topwater Exclusive Fund IV, a Delaware Limited Liability Company. The business address for NSL Capital, Quark Fund, and Nick Levis is 303 E Berger Street, Santa Fe, NM 87505. The business address for Evan Kagan is 1310 SW 2nd Court Suite 112 Fort Lauderdale, FL 33312.

Mr. Kagan does not own beneficially any interest in securities of Tandy Brands and will not receive any special compensation in connection with such solicitation. Mr. Kagan has provided legal services to Mr. Levis and other of the Participants.

NSL Capital Management, LLC and Quark Fund, LLC are entities whose primary activity is investing in securities. Topwater Exclusive Fund IV is a managed account which is managed by Mr. Levis but owned by Topwater Investment Management, LLC and whose principal activities are investing in securities.

Annex A attached hereto sets forth, as to the Nominees and the other Participants, all transactions in securities of Tandy Brands effected during the past two years and their beneficial ownership of securities of Tandy Brands. With respect to each Participant (including the Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Tandy Brands, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) no such Participant nor any of such Participant’s associates have any arrangement or understanding with any person with respect to(A) any future employment by Tandy Brands or its affiliates or (B) any future transactions to which Tandy Brands or any of its affiliates will or may be a party.

PROPOSAL 1 – ELECTION OF DIRECTORS
The Nominees, if elected, would serve a one-year term and hold office until the 2009 annual meeting of Stockholders and until a successor has been duly elected and qualified.

Background information about each of the Nominees is set forth below.

Nicholas Levis and Evan Kagan are each a party to an agreement substantially in the  form attached hereto as Annex B, pursuant to which NSL Capital has agreed to pay certain fees to such Nominee and to indemnify such Nominee with respect to certain costs incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting (the “Nominee Agreement”). Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement, none of the Nominees receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. Mr. Levis has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as described in Annex A.

The Nominees would be considered independent under NASDAQ Rule 4350(c)
and Rule 4200(a)(15) and the independence standards applicable to Tandy Brands under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended. Other than as disclosed in this Proxy Statement, including the Annexes attached hereto, (i) the Nominees are not, nor were they within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Tandy Brands, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) none of the Nominees nor any of their respective associates have any arrangement or understanding with any person with respect to (A) any future employment by Tandy Brands or its affiliates or (B) any future transactions to which Tandy Brands or any of its affiliates will or may be a party.

Evan Kagan, 30, is a lawyer and merger and acquisition advisor in Fort Lauderdale Florida. Mr. Kagan is the founder and principle of Safaa Business Ventures, an M&A advisory firm which has worked on deals from $2MM to $72MM in value. Mr. Kagan is a member of the Florida bar and was formerly Chief Legal Officer to a satellite communications company. Mr. Kagan currently advises large investor groups and individuals in real estate related and aviation related transactions. Mr. Kagan's advisory services include merger and acquisition services, growth strategy, corporate finance and succession planning.  Mr. Kagan has served in the U.S. Army and holds a Bachelor's Degree from Bucknell University and a J.D. from Nova Southeastern University Law School.

Nicholas Levis, 29, is a C.E.O. of NSL Capital, a deep value hedge fund. Mr. Levis served as Acquisition Director for Journey International, a middle market M&A advisory firm headquartered in Scottsdale, Arizona prior to founding NSL Capital. Journey was run by Steve Gootter (www.Stevenmgootterfoundation.org) and focused on M&A advisory. At Journey, Mr. Levis worked on a three person team that secured engagements totaling over $250MM in revenues. Mr. Levis served as Account Executive Assistant with Inc. 500’s Alliance Capital Corporation, prior to working with Journey securing financing for the purchases of industrial machinery and equipment. Mr. Levis has held positions with Merrill Lynch's Institutional Advisory Division and with Merrill's Private Client Group. In the summer of 2000, Mr. Levis worked under a top investment manager with Solomon Smith Barney. Mr. Levis holds a Bachelor of Science degree in Finance from the W.P. Carey School of Business.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
According to the Tandy Proxy Statement, Tandy Brands is soliciting proxies with respect to one proposal other than the election of directors.  Please refer to the Tandy Proxy Statement for a detailed discussion of this proposal.  The proposal is outlined below.  IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR GOLD PROXY CARD FOR THE ELECTION OF NICHOLAS S. LEVIS AND EVAN KAGAN FOR PROPOSAL 2 BELOW.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the Annual Meeting, the Stockholders will be asked to vote to ratify the selection of Ernst & Young LLP as Tandy Brands independent registered public accounting firm.  Tandy Brands Board of Directors recommended a vote for this proposal.  The Participants intend to vote, and recommend that you vote, for this proposal.

VOTING PROCEDURES
According to the Tandy Brands Proxy Statement, holders of shares of Tandy’s Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. According to the Tandy Brands Proxy Statement, directors are elected by a plurality of the votes cast by the holders of  Common Stock at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors. A quorum is a majority of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy at the Annual Meeting. The Common Stock represented by a proxy marked “withhold” or “abstain” will be considered present at the Annual Meeting for purposes of determining a quorum.

As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote.  You may:

1. Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope.  We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting;

2. Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

3. Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record; or

4. Vote in person by attending the Annual Meeting. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting. To submit a proxy with voting instructions by telephone please call the toll-free telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case Stockholders will be required to provide the unique control number which has been printed on each Stockholder's GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those Stockholders submitting proxies by telephone,  or at the designated website for those Stockholders submitting proxies over the Internet. Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted. Whether or not you are able to attend the Annual Meeting, you are urged to vote the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED

(I) FOR NICHOLAS S. LEVIS AND EVAN KAGAN FOR DIRECTOR AND (II)  FOR THE RATIFICATION OF AUDITORS.

If you have any questions or require any assistance in executing your proxy, please call:

Okapi Partners LLC
330 Madison Avenue, 9th Floor
New York, NY 10017

Stockholders call toll-free:  +1 877 79 OKAPI    (+1 877 796 5274)

PROXY PROCEDURES
IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR USE THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET.

The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card. Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date (Sept. 17, 2008), or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES
Any Stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

• submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any White proxy cards which you may have submitted to Tandy;

• instructing NSL Capital by telephone or via the Internet as to how you would like your shares voted (instructions are on your GOLD proxy card);

• attending the Annual Meeting and withdrawing his or her proxy by voting in person (Although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

• delivering written notice of revocation either to NSL Capital, c/o Okapi Partners LLC, 330 Madison Avenue, 9th Floor, New York, NY 10017 or to the Corporate Secretary of Tandy Brands.  Although a revocation is effective if delivered to Tandy Brands, NSL Capital request: that either the original or a copy of any revocation be mailed to NSL Capital c/o Okapi Partners LLC 330 Madison Avenue, 9th Floor New York, NY 10017 revocations.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO TANDY BRANDS, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED WITH RESPECT TO THE GOLD PROXY CARD, (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO NSL CAPITAL OR TO THE CORPORATE SECRETARY OF TANDY BRANDS.

COST AND METHOD OF SOLICITATION

Solicitation of proxies shall be made by NSL Capital, Messrs. Levis and Kagan and each of the Participants. NSL Capital has retained Okapi Partners LLC (“Okapi Partners”) to conduct the solicitation, for which Okapi Partners is to receive a fee not to exceed $75,000, plus reimbursement for its reasonable out-of-pocket expenses. NSL Capital has agreed to indemnify Okapi Partners against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that Okapi Partners will employ approximately 15 persons to solicit proxies from Tandy Brands Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $30,000 to date, and is estimated to be approximately $110,000 in total. NSL Capital intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board of Directors of Tandy Brands, but do not intend to submit the issue of reimbursement to a vote of security holders.

Certain information regarding the securities of Tandy held by its directors,

management and 5% Stockholders is contained in the Tandy Brands Proxy Statement. Information concerning the  date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of  Tandy Brands must be received by Tandy Brands for inclusion in Tandy Brands Proxy Statement and form of proxy  for that meeting is also contained in Tandy Brands Proxy Statement. This information is expected to be contained in  Tandy Brands public filings. The Participants take no responsibility for the accuracy or completeness of such  information contained in Tandy Brands public filings.

Date: September [  ], 2008

Nicholas Levis
Evan Kagan
NSL Capital Management, LLC
Quark Fund, LLC
Topwater Exclusive Fund IV, LLC

ANNEX A
Transactions Made in Quark Fund, LLC

4R4N1209	SELL	-500	TBAC	3/1/2007	12.444

4R4N1209	SELL	-1500	TBAC	3/5/2007	12.4

4R4N1209	SELL	-600	TBAC	3/15/2007	12.95

4R4N1209	SELL	-2000	TBAC	3/19/2007	12.9979	2

4R4N1209	SELL	-1000	TBAC	3/20/2007	13.0514

4R4N1209	SELL	-1000	TBAC	3/21/2007	13.125

4R4N1209	SELL	-2000	TBAC	3/22/2007	13.08642

4R4N1209	SELL	-1300	TBAC	3/29/2007	13.13

4R4N1209	SELL	-1000	TBAC	3/30/2007	13.13404

4R4N1209	SELL	-1200	TBAC	4/2/2007	13.0675

4R4N1209	SELL	-500	TBAC	4/3/2007	12.96

4R4N1209	SELL	-600	TBAC	4/11/2007	13.00192

4R4N1209	SELL	-3300	TBAC	4/12/2007	12.96273

4R4N1209	SELL	-2100	TBAC	4/20/2007	13.19857

4R4N1209	SELL	-3300	TBAC	4/23/2007	13.00758

4R4N1209	BUY	1400	TBAC	4/24/2007	12.79286

4R4N1209	BUY	2000	TBAC	4/26/2007	12.4175

4R4N1209	BUY	1200	TBAC	4/27/2007	12.47333

4R4N1209	BUY	600	TBAC	4/30/2007	12.67

4R4N1209	BUY	600	TBAC	5/1/2007	12.57167

4R4N1209	BUY	1800	TBAC	5/2/2007	12.52572

4R4N1209	BUY	500	TBAC	5/3/2007	12.6702

4R4N1209	BUY	1200	TBAC	5/4/2007	12.74286

4R4N1209	BUY	500	TBAC	5/8/2007	12.69334

4R4N1209	BUY	900	TBAC	5/9/2007	12.50333

4R4N1209	BUY	1000	TBAC	5/14/2007	12.418

4R4N1209	BUY	1200	TBAC	5/15/2007	12.18

4R4N1209	BUY	2800	TBAC	5/17/2007	11.86086

4R4N1209	BUY	1300	TBAC	5/23/2007	11.35

4R4N1209	BUY	3700	TBAC	5/23/2007	11.35432

4R4N1209	BUY	3600	TBAC	5/24/2007	11.14194

4R4N1209	BUY	3500	TBAC	5/25/2007	11.19114

4R4N1209	BUY	300	TBAC	5/29/2007	11.18333

4R4N1209	BUY	500	TBAC	6/6/2007	12.026

4R4N1209	BUY	200	TBAC	6/8/2007	12.0107

4R4N1209	BUY	200	TBAC	6/29/2007	12.68

4R4N1209	SELL	-100	TBAC	7/9/2007	12.5

4R4N1209	SELL	-100	TBAC	7/9/2007	12.5

4R4N1209	SELL	-100	TBAC	7/9/2007	12.5

4R4N1209	SELL	-100	TBAC	7/9/2007	12.5

4R4N1209	SELL	-100	TBAC	7/9/2007	12.5

4R4N1209	SELL	-100	TBAC	7/9/2007	12.5

4R4N1209	SELL	-200	TBAC	7/9/2007	12.5

4R4N1209	SELL	-200	TBAC	7/9/2007	12.5

4R4N1209	BUY	16	TBAC	7/23/2007	12.75

4R4N1209	BUY	85	TBAC	7/23/2007	12.75

4R4N1209	BUY	99	TBAC	7/23/2007	12.8

4R4N1209	BUY	100	TBAC	7/23/2007	12.81

4R4N1209	BUY	100	TBAC	7/25/2007	12.24

4R4N1209	BUY	300	TBAC	7/25/2007	12.24

4R4N1209	BUY	302	TBAC	7/25/2007	12.23

4R4N1209	BUY	353	TBAC	7/25/2007	12.24

4R4N1209	BUY	47	TBAC	7/25/2007	12.19

4R4N1209	BUY	98	TBAC	7/25/2007	12.22

4R4N1209	BUY	100	TBAC	7/25/2007	12.23

4R4N1209	BUY	100	TBAC	7/25/2007	12.24

4R4N1209	BUY	100	TBAC	7/25/2007	12.24

4R4N1209	BUY	1700	TBAC	7/30/2007	11.94468

4R4N1209	BUY	100	TBAC	7/31/2007	12.24

4R4N1209	BUY	100	TBAC	7/31/2007	12.24

4R4N1209	BUY	100	TBAC	8/3/2007	11.74

4R4N1209	BUY	300	TBAC	8/30/2007	11

4R4N1209	BUY	14	TBAC	8/30/2007	10.98

4R4N1209	BUY	40	TBAC	8/30/2007	11.05

4R4N1209	BUY	60	TBAC	8/30/2007	11.04

4R4N1209	BUY	100	TBAC	8/30/2007	10.9

4R4N1209	BUY	100	TBAC	8/30/2007	10.98

4R4N1209	BUY	100	TBAC	8/30/2007	10.98

4R4N1209	BUY	100	TBAC	8/30/2007	10.9

4R4N1209	BUY	286	TBAC	8/30/2007	10.98

4R4N1209	BUY	16	TBAC	9/4/2007	10.87

4R4N1209	BUY	100	TBAC	9/4/2007	10.94

4R4N1209	BUY	100	TBAC	9/4/2007	10.94

4R4N1209	BUY	184	TBAC	9/4/2007	10.84

4R4N1209	BUY	67	TBAC	9/5/2007	10.87

4R4N1209	BUY	133	TBAC	9/5/2007	10.87

4R4N1209	BUY	100	TBAC	9/7/2007	10.97

4R4N1209	BUY	100	TBAC	9/7/2007	10.9

4R4N1209	BUY	100	TBAC	9/7/2007	10.9

4R4N1209	BUY	100	TBAC	9/7/2007	10.84

4R4N1209	BUY	100	TBAC	9/7/2007	10.83

4R4N1209	BUY	100	TBAC	9/7/2007	10.83

4R4N1209	BUY	100	TBAC	9/12/2007	10.76

4R4N1209	BUY	100	TBAC	9/12/2007	10.7

4R4N1209	BUY	7	TBAC	9/14/2007	10.66

4R4N1209	BUY	100	TBAC	9/14/2007	10.85

4R4N1209	BUY	100	TBAC	9/14/2007	10.85

4R4N1209	BUY	125	TBAC	9/14/2007	10.7

4R4N1209	BUY	200	TBAC	9/14/2007	10.65

4R4N1209	BUY	200	TBAC	9/14/2007	10.65

4R4N1209	BUY	293	TBAC	9/14/2007	10.66

4R4N1209	BUY	1	TBAC	9/19/2007	10.75

4R4N1209	BUY	99	TBAC	9/19/2007	10.78

4R4N1209	BUY	100	TBAC	9/19/2007	10.77

4R4N1209	BUY	300	TBAC	9/19/2007	10.75

4R4N1209	BUY	19	TBAC	9/20/2007	10.77

4R4N1209	BUY	100	TBAC	9/20/2007	10.85

4R4N1209	BUY	100	TBAC	9/20/2007	11.07

4R4N1209	BUY	100	TBAC	9/20/2007	11.07

4R4N1209	BUY	100	TBAC	9/20/2007	11.07

4R4N1209	BUY	100	TBAC	9/21/2007	10.7

4R4N1209	BUY	200	TBAC	9/21/2007	10.75

4R4N1209	BUY	2000	TBAC	9/21/2007	10.75

4R4N1209	BUY	200	TBAC	9/24/2007	11.0901

4R4N1209	BUY	200	TBAC	9/25/2007	11.3

4R4N1209	BUY	332	TBAC	9/25/2007	11.15

4R4N1209	BUY	18	TBAC	9/25/2007	10.89

4R4N1209	BUY	82	TBAC	9/25/2007	10.9

4R4N1209	BUY	98	TBAC	9/25/2007	11.4

4R4N1209	BUY	100	TBAC	9/25/2007	11.15

4R4N1209	BUY	100	TBAC	9/25/2007	11.15

4R4N1209	BUY	100	TBAC	9/25/2007	11.11

4R4N1209	BUY	100	TBAC	9/25/2007	11.03

4R4N1209	BUY	100	TBAC	9/25/2007	10.9

4R4N1209	SELL	-100	TBAC	9/25/2007	12.28

4R4N1209	SELL	-100	TBAC	9/25/2007	12.13

4R4N1209	SELL	-100	TBAC	9/25/2007	11.99

4R4N1209	SELL	-100	TBAC	9/25/2007	11.55

4R4N1209	SELL	-100	TBAC	9/25/2007	11.55

4R4N1209	BUY	100	TBAC	9/25/2007	11.54

4R4N1209	SELL	-100	TBAC	9/25/2007	11.5

4R4N1209	BUY	118	TBAC	9/25/2007	11.15

4R4N1209	BUY	100	TBAC	9/26/2007	11.15

4R4N1209	BUY	100	TBAC	9/26/2007	11.15

4R4N1209	BUY	100	TBAC	9/26/2007	10.95

4R4N1209	BUY	100	TBAC	9/26/2007	10.89

4R4N1209	BUY	100	TBAC	9/26/2007	10.89

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	100	TBAC	9/26/2007	10.79

4R4N1209	BUY	1	TBAC	9/26/2007	11.15

4R4N1209	BUY	1	TBAC	9/26/2007	10.99

4R4N1209	BUY	1	TBAC	9/26/2007	10.75

4R4N1209	BUY	64	TBAC	9/26/2007	10.89

4R4N1209	BUY	99	TBAC	9/26/2007	10.96

4R4N1209	BUY	99	TBAC	9/26/2007	10.75

4R4N1209	BUY	99	TBAC	9/26/2007	11.15

4R4N1209	BUY	100	TBAC	9/26/2007	10.96

4R4N1209	BUY	100	TBAC	9/26/2007	10.99

4R4N1209	BUY	100	TBAC	9/26/2007	10.99

4R4N1209	BUY	100	TBAC	9/26/2007	10.79

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	100	TBAC	9/26/2007	10.75

4R4N1209	BUY	136	TBAC	9/26/2007	10.89

4R4N1209	BUY	200	TBAC	9/26/2007	11.15

4R4N1209	BUY	200	TBAC	9/26/2007	11.15

4R4N1209	BUY	200	TBAC	9/26/2007	11.15

4R4N1209	BUY	300	TBAC	9/26/2007	10.87

4R4N1209	BUY	300	TBAC	9/26/2007	10.85

4R4N1209	BUY	300	TBAC	9/26/2007	10.75

4R4N1209	BUY	400	TBAC	9/26/2007	10.99

4R4N1209	BUY	500	TBAC	9/26/2007	11

4R4N1209	BUY	200	TBAC	9/27/2007	10.745

4R4N1209	BUY	100	TBAC	9/28/2007	10.44

4R4N1209	BUY	100	TBAC	9/28/2007	10.65

4R4N1209	BUY	100	TBAC	9/28/2007	10.44

4R4N1209	BUY	100	TBAC	9/28/2007	10.44

4R4N1209	BUY	106	TBAC	9/28/2007	10.75

4R4N1209	BUY	200	TBAC	9/28/2007	10.65

4R4N1209	BUY	294	TBAC	9/28/2007	10.75

4R4N1209	BUY	500	TBAC	10/2/2007	10.38

4R4N1209	BUY	100	TBAC	10/2/2007	10.45

4R4N1209	BUY	100	TBAC	10/2/2007	10.45

4R4N1209	BUY	100	TBAC	10/2/2007	10.45

4R4N1209	BUY	100	TBAC	10/2/2007	10.42

4R4N1209	BUY	100	TBAC	10/2/2007	10.43

4R4N1209	BUY	100	TBAC	10/2/2007	10.45

4R4N1209	BUY	100	TBAC	10/2/2007	10.39

4R4N1209	BUY	101	TBAC	10/2/2007	10.39

4R4N1209	BUY	200	TBAC	10/2/2007	10.45

4R4N1209	BUY	300	TBAC	10/3/2007	10.4466

4R4N1209	BUY	200	TBAC	10/8/2007	10.31

4R4N1209	BUY	100	TBAC	10/10/2007	10.34

4R4N1209	BUY	1	TBAC	10/22/2007	10.39

4R4N1209	BUY	96	TBAC	10/22/2007	10.5

4R4N1209	BUY	100	TBAC	10/22/2007	10.4

4R4N1209	BUY	100	TBAC	10/22/2007	10.96

4R4N1209	BUY	100	TBAC	10/22/2007	10.82

4R4N1209	BUY	100	TBAC	10/22/2007	10.82

4R4N1209	BUY	100	TBAC	10/22/2007	10.66

4R4N1209	BUY	100	TBAC	10/22/2007	10.66

4R4N1209	BUY	101	TBAC	10/22/2007	10.4

4R4N1209	BUY	31	TBAC	10/23/2007	10.99

4R4N1209	BUY	69	TBAC	10/23/2007	10.99

4R4N1209	BUY	100	TBAC	10/23/2007	10.99

4R4N1209	BUY	200	TBAC	10/23/2007	10.98

4R4N1209	BUY	100	TBAC	10/24/2007	10.8

4R4N1209	BUY	1	TBAC	10/24/2007	10.98

4R4N1209	BUY	99	TBAC	10/24/2007	10.95

4R4N1209	BUY	100	TBAC	10/24/2007	10.87

4R4N1209	BUY	100	TBAC	10/25/2007	10.97

4R4N1209	BUY	100	TBAC	10/25/2007	10.83

4R4N1209	BUY	1000	TBAC	10/29/2007	10.746

4R4N1209	BUY	300	TBAC	10/30/2007	10.74

4R4N1209	BUY	1000	TBAC	11/2/2007	10.6682

4R4N1209	BUY	2050	TBAC	11/14/2007	9.63602

4R4N1209	BUY	300	TBAC	11/15/2007	9.73333

4R4N1209	BUY	815	TBAC	11/19/2007	9.71699

4R4N1209	BUY	100	TBAC	11/23/2007	9.71

4R4N1209	BUY	200	TBAC	11/26/2007	9.49

4R4N1209	BUY	200	TBAC	11/27/2007	9.5

4R4N1209	BUY	3383	TBAC	11/30/2007	9.44178

4R4N1209	BUY	3000	TBAC	12/3/2007	9.39067

4R4N1209	BUY	300	TBAC	12/4/2007	9.35

4R4N1209	BUY	14700	TBAC	12/5/2007	9.21925

4R4N1209	BUY	1529	TBAC	12/6/2007	9.1708

4R4N1209	BUY	7376	TBAC	12/7/2007	8.93339

4R4N1209	BUY	200	TBAC	12/10/200	9.08215

4R4N1209	BUY	200	TBAC	12/11/2007	8.935

4R4N1209	BUY	200	TBAC	12/12/2007	9.06

4R4N1209	BUY	850	TBAC	12/13/2007	9.01647

4R4N1209	BUY	1599	TBAC	12/17/2007	8.56887

4R4N1209	BUY	400	TBAC	12/18/2007	8.9725

4R4N1209	BUY	1300	TBAC	12/19/2007	9.10386

4R4N1209	BUY	1400	TBAC	12/20/2007	9.25866

4R4N1209	BUY	6233	TBAC	12/21/2007	9.12745

4R4N1209	SELL	-100	TBAC	12/24/2007	9.08

4R4N1209	BUY	700	TBAC	12/24/2007	9.2

4R4N1209	BUY	200	TBAC	12/26/2007	9.84

4R4N1209	BUY	10101	TBAC	12/27/2007	9.08307

4R4N1209	BUY	3544	TBAC	12/28/2007	9.08677

4R4N1209	BUY	7700	TBAC	12/31/2007	9.81195

4R4N1209	BUY	100	TBAC	1/2/2008	9.45

4R4N1209	BUY	800	TBAC	1/3/2008	9.28504

4R4N1209	BUY	75	TBAC	1/7/2008	8.79

4R4N1209	BUY	800	TBAC	1/8/2008	8.84805

4R4N1209	BUY	2200	TBAC	1/9/2008	8.24864

4R4N1209	BUY	1800	TBAC	1/10/2008	8.14556

4R4N1209	BUY	100	TBAC	1/11/2008	8.5

4R4N1209	BUY	3400	TBAC	1/14/2008	8.85677

4R4N1209	BUY	500	TBAC	1/15/2008	8.73442

4R4N1209	BUY	2900	TBAC	1/16/2008	8.98448

4R4N1209	BUY	5296	TBAC	1/22/2008	8.47992

4R4N1209	BUY	202	TBAC	1/23/2008	8.58842

4R4N1209	BUY	10400	TBAC	1/25/2008	8.28409

4R4N1209	SELL	-200	TBAC	1/28/2008	8.165

4R4N1209	BUY	4992	TBAC	1/28/2008	8.15739

4R4N1209	BUY	200	TBAC	1/29/2008	8.28

4R4N1209	BUY	300	TBAC	1/30/2008	8.03667

4R4N1209	BUY	1200	TBAC	1/31/2008	7.99083

4R4N1209	BUY	5300	TBAC	2/1/2008	8.07962

4R4N1209	BUY	100	TBAC	2/11/2008	7.5

4R4N1209	BUY	4800	TBAC	2/12/2008	7.71417

4R4N1209	BUY	9400	TBAC	2/13/2008	7.72883

4R4N1209	BUY	1800	TBAC	2/15/2008	6.15

4R4N1209	BUY	3292	TBAC	5/14/2008	4.26185

4R4N1209	BUY	100	TBAC	5/15/2008	4.57

4R4N1209	BUY	2020	TBAC	5/16/2008	4.69425

4R4N1209	BUY	200	TBAC	5/19/2008	4.695

4R4N1209	BUY	2586	TBAC	5/30/2008	4.86738

4R4N1209	BUY	400	TBAC	6/3/2008	4.6225

4R4N1209	BUY	480	TBAC	6/5/2008	4.84

4R4N1209	BUY	1000	TBAC	6/6/2008	4.799

4R4N1209	BUY	4210	TBAC	6/9/2008	4.9104

4R4N1209	BUY	600	TBAC	6/10/2008	5.03

4R4N1209	BUY	190	TBAC	6/16/2008	5.77

4R4N1209	BUY	100	TBAC	6/17/2008	5.57

4R4N1209	BUY	300	TBAC	6/23/2008	6.68

4R4N1209	BUY	1000	TBAC	6/24/2008	6.269

4R4N1209	BUY	1200	TBAC	6/25/2008	6.15383

4R4N1209	BUY	7740	TBAC	6/27/2008	6.0661

4R4N1209	BUY	700	TBAC	7/1/2008	5.07489

4R4N1209	BUY	1700	TBAC	7/9/2008	5.50747

4R4N1209	BUY	100	TBAC	7/10/2008	5.11

4R4N1209	BUY	100	TBAC	7/14/2008	5.25

4R4N1209	BUY	100	TBAC	7/16/2008	5.63

4R4N1209	BUY	200	TBAC	7/17/2008	5.4346

4R4N1209	BUY	100	TBAC	7/21/2008	5.6

4R4N1209	BUY	102	TBAC	7/23/2008	5.71353

4R4N1209	BUY	100	TBAC	7/24/2008	5.5

4R4N1209	BUY	100	TBAC	7/30/2008	5.75

4R4N1209	BUY	400	TBAC	8/8/2008	5.265

4R4N1209	SELL	-4000	TBAC	8/8/2008	5.23

4R4N1209	BUY	100	TBAC	8/14/2008	5.61

4R4N1209	BUY	200	TBAC	8/18/2008	5.6797

4R4N1209	BUY	158	TBAC	8/20/2008	5.75

All Transactions Made in Topwater Exclusive Fund IV

43W31209	BUY	600	TBAC	11/14/2007	9.65167

43W31209	BUY	1000	TBAC	11/15/2007	9.798

43W31209	BUY	200	TBAC	11/19/2007	9.7

43W31209	BUY	500	TBAC	11/29/2007	9.494

43W31209	BUY	600	TBAC	12/24/2007	9.2

43W31209	BUY	300	TBAC	1/7/2008	8.91667

43W31209	BUY	3000	TBAC	1/10/2008	8.15

43W31209	BUY	700	TBAC	1/14/2008	8.80929

43W31209	BUY	6600	TBAC	1/16/2008	8.86363

43W31209	BUY	300	TBAC	1/18/2008	8.76667

43W31209	BUY	200	TBAC	1/23/2008	8.68

43W31209	BUY	6300	TBAC	1/25/2008	8.34603

43W31209	BUY	23797	TBAC	2/1/2008	8.10139

43W31209	BUY	3800	TBAC	2/5/2008	7.806894

43W31209	BUY	15270	TBAC	2/6/2008	7.46354

43W31209	BUY	1700	TBAC	2/7/2008	7.69943

43W31209	BUY	7533	TBAC	2/8/2008	7.29158

43W31209	BUY	200	TBAC	2/11/2008	7.465

43W31209	BUY	100	TBAC	2/12/2008	7.67

43W31209	BUY	1800	TBAC	2/13/2008	7.575

43W31209	BUY	2000	TBAC	5/21/2008	4.76928

43W31209	BUY	100	TBAC	5/22/2008	4.99

43W31209	BUY	400	TBAC	6/11/2008	5.13

43W31209	BUY	300	TBAC	6/12/2008	5.36667

43W31209	BUY	1200	TBAC	6/13/2008	5.57949

43W31209	BUY	100	TBAC	6/23/2008	6.32

43W31209	BUY	300	TBAC	6/24/2008	6.25

43W31209	BUY	2300	TBAC	6/25/2008	5.9987

43W31209	BUY	1510	TBAC	6/27/2008	5.80298

43W31209	BUY	1200	TBAC	7/1/2008	5.44742

43W31209	BUY	900	TBAC	7/3/2008	4.44556

43W31209	BUY	700	TBAC	7/10/2008	5.20571

43W31209	BUY	245	TBAC	7/14/2008	4.95

43W31209	BUY	63	TBAC	7/16/2008	5.25

43W31209	BUY	100	TBAC	7/18/2008	5.3963

43W31209	BUY	100	TBAC	7/21/2008	5.65

43W31209	BUY	400	TBAC	7/30/2008	5.51395

43W31209	BUY	1400	TBAC	8/5/2008	5.08115

43W31209	BUY	200	TBAC	8/6/2008	5.175

43W31209	BUY	100	TBAC	8/7/2008	4.6

43W31209	BUY	5146	TBAC	8/8/2008	5.23045

43W31209	BUY	696	TBAC	8/14/2008	5.08621

43W31209	BUY	426	TBAC	8/15/2008	5.70995

43W31209	BUY	2510	TBAC	8/18/2008	5.46932

43W31209	BUY	200	TBAC	8/19/2008	5.74

43W31209	BUY	1004	TBAC	8/20/2008	5.51394

43W31209	BUY	400	TBAC	8/26/2008	5.7325

43W31209	BUY	100	TBAC	8/27/2008	5.9

43W31209	BUY	100	TBAC	8/28/2008	5.87

43W31209	BUY	5400	TBAC	9/3/2008	5.48819

43W31209	BUY	500	TBAC	9/8/2008	5.3216

43W31209	BUY	100	TBAC	9/9/2008	5.47

IMPORTANT

1.	If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, Okapi Partners LLC, in the postage-paid envelope provided.

2.     If your shares are held in the name of a brokerage firm, bank nominee or other  institution,  only it can vote such shares and only upon  receipt of your specific  instructions.  Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

3.     If you have already submitted a white proxy card to Tandy Brands for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominees by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Tandy Brands.  You may also submit your later-dated proxy by using the enclosed GOLD proxy card to vote by telephone or by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

Okapi Partners LLC
Stockholders call toll-free: +1 877 796 5274
Banks and Brokerage Firms call: +1 212 297 0722[1]

PROXY CARD	[PRELIMINARY COPY]

TANDY BRANDS ACCESSORIES, INC.
2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY
NSL CAPITAL MANAGEMENT, LLC
NICHOLAS S. LEVIS
EVAN KAGAN
QUARK FUND, LLC
TOPWATER EXCLUSIVE FUND IV

The undersigned hereby appoints and constitutes each Nicholas S. Levis and Evan Kagan (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Tandy Brands Accessories, Inc. (“Tandy Brands”) to be held on October 30, 2008 at 10:00a.m. local time, and at any adjournment or postponement or continuations thereof (the "Annual  Meeting"), hereby revoking any proxies previously given, to vote all shares of Common Stock of Tandy Brands held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting  (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

IF NO DIRECTION IS MADE, THE PERSONS NAMED IN THIS GOLD PROXY CARD WILL VOTE YOUR SHARES: FOR NICHOLAS S. LEVIS AND EVAN KAGAN FOR DIRECTOR; AND FOR PROPOSAL 2.

SIGN, DATE AND MAIL YOUR PROXY TODAY

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

NSL CAPITAL MANAGEMENT, LLC, NICHOLAS S. LEVIS, EVAN KAGAN, QUARK FUND, LLC, AND TOPWATER EXCLUSIVE FUND IV RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2.
[PRELIMINARY COPY]

☒   PLEASE MARK VOTES AS IN THIS EXAMPLE.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY.

YOUR VOTE IS VERY IMPORTANT TO US.

1. Election of Director Nominees:	☐	☐	☐
(01) Nicholas Levis	FOR ALL	WITHHELD	FOR ALL
(02) Evan Kagan	NOMINEES	FROM ALL	EXCEPT NOMINEES

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2. Ratification of appointment of Public Accounting Firm	☐	☐	☐
	FOR	AGAINST	ABSTAIN

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

MARK HERE IF AN ADDRESS CHANGE HAS BEEN	☐
NOTED ON THE REVERSE SIDE OF THIS CARD

Please be sure to sign and date this Proxy.

SIGNATURE(S) OF STOCKHOLDER(S)	DATE

TITLE, IF ANY

SIGNATURE (IF HELD JOINTLY):